UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ----------------------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  February 24, 2004



                           THE JACKSON RIVERS COMPANY
              (Exact name of registrant as specified in its charter)



                                    FLORIDA
         (State or other jurisdiction of incorporation or organization)


                 333-70932                             65-1102865
         (Commission File Number)           (IRS Employer Identification No.)


     17-19 MARBLE AVENUE, PLEASANTVILLE,
                  NEW YORK                               10570
        (principal executive offices)                 (Zip Code)

                                 (914) 232-3180
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS REGARDING THE COMPANY'S INTENTION, BELIEFS, EXPECTATIONS, OR PREDICTIONS, WHICH CONSTITUTE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS AND STATEMENTS OF EXPECTATIONS, PLANS AND INTENT ARE SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES. ACTUAL RESULTS IN THE FUTURE COULD DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS, AS A RESULT, AMONG OTHER THINGS, OF CHANGES IN TECHNOLOGY, CUSTOMER REQUIREMENTS AND NEEDS. WE UNDERTAKE NO OBLIGATION TO RELEASE PUBLICLY THE RESULTS OF ANY REVISIONS TO THESE
FORWARD-LOOKING STATEMENTS THAT MAY BE MADE TO REFLECT ANY FUTURE EVENTS OR CIRCUMSTANCES.

     On February 24, 2004, Jackson Rivers Technologies, Inc., ("JRT"), a Nevada corporation and a wholly-owned subsidiary of the registrant, The Jackson Rivers Companies, entered into an LLC Interest Purchase Agreement with Multitrade Technologies LLC, a New York limited liability company ("MTT") pursuant to which JRT purchased all of the assets of MTT which were related to MTT's business of software development and the licensing to sell the software. (the "Acquisition"). The registrant intends to use the assets purchased in the Acquisition to expand the registrant's customer base and product offerings. The total consideration paid by JRT in connection with the Acquisition consisted of 20,000,000 (twenty million) shares of common stock of JRT. The amount of consideration was determined following negotiations between the registrant, JRT and MTT and is set forth in the LLC Interest Purchase Agreement, attached as an exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial  statements  of  business  acquired.

     As the acquired assets do not meet the minimum significance tests under Regulation S-X, financial statements regarding the acquired assets are not required to be provided.


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     (b)  Pro  forma  financial  information.

     As the acquired assets do not meet the minimum significance tests under Regulation S-X, pro forma financial information regarding the acquired assets is not required to be provided.

     (c)  Exhibits.
          ---------

     The following exhibit is filed herewith:

EXHIBIT NO.                    IDENTIFICATION OF EXHIBIT
-----------                    -------------------------

    2.1 LLC Interest Purchase Agreement between Multitrade Technologies LLC, Joe Khan and Jackson Rivers Technologies, Inc., dated February 24, 2004.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 9, 2004               THE JACKSON RIVERS COMPANY, INC.


                                   By  /s/  Dennis Lauzon
                                     ------------------------------------
                                     Dennis Lauzon, President


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